                                                                    EXHIBIT 21.1


ENTITY: AMERICAN INDUSTRIAL PROPERTIES REIT, A TEXAS REAL ESTATE INVESTMENT
TRUST

        OWNERSHIP
        PERCENTAGE                                         SUBSIDIARY/PARTNER
        ----------                                         ------------------
  100%                             American Industrial Properties REIT, Inc., a Maryland corporation
  100%                             AIP Tamarac, Inc., a Texas corporation
   99%    Limited Partner          AIP Properties #1, L.P., a Delaware limited partnership
  100%                             AIP Properties #3, GP, Inc., a Texas corporation
   99%    Limited Partner          AIP Properties #3, L.P., a Delaware limited partnership
  100%                             AIP-SWAG GP, Inc., a Texas corporation
   98%    Limited Partner          AIP-SWAG Operating Partnership, L.P., a Delaware limited partnership
   99%                             AIP Operating, L.P., a Delaware limited partnership
  100%                             DDR Office Flex I, LLC, an Ohio Limited Liability Company
  100%                             DDR Office Flex II, LLC, an Ohio Limited Liability Company
  100%                             AIP/Battlefield GP, Inc., a Texas corporation
  100%                             AIP/Greenbrier GP, Inc., a Texas corporation
  100%                             AIP/Post Office GP, Inc., a Delaware corporation
   49%    Limited Partner          DDR/Post Office L.P., a Delaware corporation
 85.5%    Limited Partner          DDR/Tech 29 Limited Partnership
55.84%    Joint Venture            USAA Chelmsford Associates Joint Venture

ENTITY:  AIP TAMARAC, INC., A TEXAS CORPORATION

        OWNERSHIP
        PERCENTAGE                                             PARTNER
        ----------                                             -------
    1%  General Partner         AIP Properties #1, L.P., a Delaware limited partnership

ENTITY:  AIP PROPERTIES #3 GP, INC., A TEXAS CORPORATION

        OWNERSHIP
        PERCENTAGE                                             PARTNER
        ----------                                             -------
    1%  General Partner         AIP Properties #3, L.P., a Delaware limited partnership

ENTITY:  AIP SWAG GP, INC., A TEXAS CORPORATION

        OWNERSHIP
        PERCENTAGE                                             PARTNER
        ----------                                             -------
98%  General Partner            AIP-SWAG Operating Partnership, L.P., a Delaware limited partnership

ENTITY:  AIP/POST OFFICE GP, INC., A DELAWARE CORPORATION

        OWNERSHIP
        PERCENTAGE                                             PARTNER
        ----------                                             -------
1% General Partner             DDR/Post Office L.P., a Delaware corporation
